CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 20, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Online Processing, Inc.
             (Exact name of registrant as specified in its charter)

         Nevada                      333-69270                  22-3774845
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

                       750 East Interstate 30, Suite 100,
                              Rockwall, Texas 75087
               (Address of principal executive offices (zip code))

                                 (972) 771-2305
              (Registrant's telephone number, including area code)



ITEM  4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 20, 2004 as Online Processing, Inc.'s independent auditors. Malone & Bailey's report dated March 11, 2004, on Online Processing, Inc.'s consolidated balance sheet as of December 31, 2003, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended and for the period from September 19, 2002 (Inception) through December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that Online Processing, Inc. has suffered recurring losses and its need to raise additional capital that raise substantial doubt about its ability to continue as a going concern.

In connection with the audit of Online Processing, Inc.'s financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Online Processing, Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 20, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 20, 2004 as Online Processing, Inc.'s principal accountant to audit the financial statements of Online Processing, Inc. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of Online Processing, Inc. and approved by the Board of Directors.

During the year ended December 31, 2003 and period from September 19, 2002 through December 31, 2002 and subsequent to December 31, 2003 through the date hereof, neither Online Processing, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Online Processing, Inc.'s consolidated financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Online Processing, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Online Processing, Inc.'s former accountant.

Online Processing, Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Online Processing, Inc. with a letter addressed to the Commission containing any new information, clarification of Online Processing, Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Online Processing, Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Online Processing, Inc. that no such letter need be issued.


ITEM 9.01.   FINANCIAL STATEMENTS, AND EXHIBITS


(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Online Processing, Inc.


By:   /s/ Terri Wonderly
      --------------------------
      Terri Wonderly
      Chief Executive Office


Dated:  August 20, 2004

Exhibit 16.1



August 20, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   Online Processing, Inc.
      Commission File Number 333-69270

We have read the statements that we understand Online Processing, Inc. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.


Very truly yours,

/s/ Malone & Bailey, PLLC
--------------------------
    Malone & Bailey, PLLC